Amendment No. 10 to Amended and Restated Motor Vehicle Installment Contract
                           Loan and Security Agreement


         This Amendment is entered into by and between Ugly Duckling Corporation, successor in interest to Ugly Duckling Holdings, Inc. ("Ugly Duckling"), a Delaware corporation; Ugly Duckling Car Sales and Finance Corporation ("UDCSFC"), an Arizona corporation formerly known as Duck Ventures, Inc.; Ugly Duckling Credit Corporation ("UDCC") formerly known as Champion Acceptance Corporation, an Arizona corporation; Ugly Duckling Car Sales, Inc. ("Sales"); an Arizona corporation; Champion Financial Services, Inc.
("Champion"), an Arizona corporation; Ugly Duckling Car Sales Florida, Inc. ("Car Sales Florida"), a Florida corporation;; Ugly Duckling Car Sales New Mexico, Inc. ("Car Sales New Mexico"), a New Mexico corporation; Ugly Duckling Car Sales California, Inc. ("Car Sales California"), a California corporation; Ugly Duckling Car Sales Georgia, Inc. ("Car Sales Georgia"), a Georgia corporation; Cygnet Financial Corporation ("Cygnet"), a Delaware corporation; Cygnet Dealer Finance, Inc. ("Dealer Finance"), an Arizona corporation; Cygnet Finance Alabama, Inc. ("Cygnet Alabama"), an Arizona corporation; Cygnet Support Services, Inc. ("Services"), an Arizona corporation; Cygnet Financial Services, Inc. ("Cygnet Services"), an Arizona corporation; Cygnet Financial Portfolio, Inc. ("Cygnet Portfolio"), an Arizona corporation; Ugly Duckling Portfolio Partnership, L.L.P. ("UDPP"), an Arizona limited liability partnership; Ugly Duckling Finance Corporation ("UDFC"), an Arizona corporation; Ugly Duckling Portfolio Corporation ("UDPC") an Arizona corporation formerly known as Champion Portfolio Corporation; and Cygnet Dealer Finance Florida, Inc. ("CDFF"), a Florida corporation (all of the foregoing entities collectively referred to herein as "Borrower"); and General Electric Capital Corporation, a New York corporation ("Lender").

                                    RECITALS

         A. Borrower and Lender are parties to an Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated as of August 15, 1997, as amended by an Assumption and Amendment Agreement dated October 23, 1997, Amendment No. 1 dated December 22, 1997, Amendment No. 2 dated September 9, 1998, Amendment No. 3 dated January 18, 1999, Amendment No. 4 dated as of July 19, 1999, Amendment No. 5 dated August 16, 1999, Amendment No. 6 dated August 27, 1999, Amendment No. 7 dated November 30, 1999, Amendment No. 8 dated December 7, 1999, and Amendment No. 9 dated December 8, 1999, (the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement as so amended is referred to herein as the "Agreement") pursuant to which Lender agreed to make Advances to Borrower on the terms and conditions set forth in the Agreement.

         B. Borrower and Lender desire to delete certain Borrowers from the Agreement and to amend certain provisions of the Agreement pursuant to the terms set forth in this Amendment.

       In   consideration   of  the   premises   and  other  good  and  valuable
consideration, the receipt of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

          1. Defined Terms. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the same meaning given to such term(s) in the Agreement.

         2. Release and Deletion of Certain Borrowers. Without releasing Borrower from liability to Lender for all obligations existing or in the future arising under the Agreement, Lender and Borrower hereby agree to release obligations of Borrowers Dealer Finance, Cygnet Finance Alabama and CDFF (collectively, the "Released Parties") to Lender under the Agreement and all other documents and instruments executed by the Released Parties in connection

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

with the Agreement. By executing this Amendment, all parties agree that, effective as of December 30, 1999, the Released Parties shall be deleted as Borrowers under the Agreement and all associated rights and obligations are hereby terminated as to the Released Parties.

          3. Amendments to Agreement. Effective as of the date hereof, the Agreement is hereby further amended as follows.

               a.) Deletion of Borrower, Ugly Duckling Car Sales New Mexico, Inc. Pursuant to the execution of those certain Articles of Merger of Ugly Duckling Car Sales New Mexico, Inc. into Ugly Duckling Car Sales Inc., dated December 27, 1999, Car Sales New Mexico agreed to merge into Sales, with Sales to be the surviving corporation. Sales agreed to assume all of the liabilities and obligations (collectively, the "obligations") of Car Sales New Mexico. As a result of the merger and the assumption of the obligations, Borrower and Lender agree to delete Car Sales New Mexico as a Borrower under the Agreement.

               b.) Deletion of Borrower, Ugly Duckling Car Sales Georgia, Inc. Pursuant to the execution of those certain Articles of Merger of Ugly Duckling Car Sales Georgia, Inc. into Ugly Duckling Car Sales Inc., dated January 19, 2000, Car Sales Georgia agreed to merge into Sales, with Sales to be the surviving corporation. Sales agreed to assume all of the liabilities and obligations (collectively, the "obligations") of Car Sales Georgia. As a result of the merger and the assumption of the obligations, Borrower and Lender agree to delete Car Sales Georgia as a Borrower under the Agreement.

               c.) Deletion of Borrower, Ugly Duckling Car Sales California, Inc. Pursuant to the execution of those certain Articles of Merger of Ugly Duckling Car Sales California, Inc. into Ugly Duckling Car Sales Inc., dated as of January 24, 2000, Car Sales California agreed to merge into Sales, with Sales to be the surviving corporation. Sales agreed to assume all of the liabilities and obligations (collectively, the "obligations") of Car Sales California. As a result of the merger and the assumption of the obligations, Borrower and Lender agree to delete Car Sales California as a Borrower under the Agreement.

               d.) Single Loan. The second sentence in Section 2.0 of the Agreement shall be amended to insert the word "Dollars" between the word "Million" and "($125,000,000.00)".

               e.) Loan Facility. The first sentence in Section 2.1 (A) of the Agreement shall be amended to insert the word "Dollars" between the word "Million" and "($125,000,000.00)".

               f.) Loan Facility. The first sentence in Section 2.1 (B) of the Agreement shall be amended to substitute the word "Twenty-five" for
          "Twenty" and the amount "($25,000,000.00)" for the amount "($20,000,000.00)" and to insert the word "Dollars" between the word "Million" and "($25,000,000.00)".

               g.) Financial Condition. Section 13.6 (E) of the Agreement shall be amended to read as follows:

                  Borrower's three-month Rolling Average Managed Portfolio Delinquency ratio shall not exceed ten percent (10%) except for the periods ending December 31, 1999, January 31, 2000, and February 29, 2000 (respectively) for which the three-month Rolling Average Managed Portfolio Delinquency shall not exceed twelve and one-half percent (12.50%). For all periods following February 29, 2000, the level allowed for this covenant shall return to ten percent (10%).


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

               h.) Financial Condition. Section 13.6 (G) of the Agreement shall be amended to read as follows:

                  Borrower's Average Charged-Off Losses for all Managed Portfolio Contracts shall not exceed two and three-quarters percent (2.75%) except for the periods ending December 31, 1999, January 31, 2000, and February 29, 2000 (respectively) for which the Average Charged-Off Losses for all Managed Portfolio Contracts shall not exceed three and three-quarters percent (3.75%). For all periods following February 29, 2000, the level allowed for this covenant shall return to two and three-quarters percent (2.75%).

               i.) Seminole Eligible Contract. The definition of "Seminole Eligible Contract" in Section 16.0 of the Agreement shall be amended to read as follows:

                  Seminole Eligible Contract: an Eligible Contract which was originally purchased by Borrower from Seminole Finance; provided, however, that any such Eligible Contract that has been sold or securitized by Borrower and then subsequently repurchased by Borrower and that remains owned by Borrower shall be deemed to be a Seminole Eligible Contract.

         4. Incorporation of Amendment. The parties acknowledge and agree that this Amendment is incorporated into and made a part of the Agreement, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, are hereby affirmed and ratified and remain in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Agreement, the terms and provisions of this Amendment shall control. Each reference to the Agreement shall be a reference to the Agreement as amended by this Amendment. This Amendment, taken together with the unamended provisions of the Agreement which are affirmed and ratified by Borrower, contains the entire agreement among the parties regarding the transactions described herein and supersedes all prior agreements, written or oral, with respect thereto.

         5. Borrower Remains Liable. Borrower hereby confirms that the Agreement and each document executed by Borrower in connection therewith continue unimpaired and in full force and effect and shall cover and secure all of Borrower's existing and future obligations to Lender. Nothing contained herein is intended, nor shall be construed, to be a novation or an accord and satisfaction of the outstanding liabilities or any of Borrower's other obligations to Lender.

               6. Headings. The paragraph headings contained in this Amendment are for convenience of reference only and shall not be considered a part of this Amendment in any respect.

               7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona. Nothing herein shall preclude Lender from bringing suit or taking other legal action in any jurisdiction.

         8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.


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



IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of March 6, 2000.


GENERAL ELECTRIC CAPITAL
CORPORATION                                                   UGLY DUCKLING CAR SALES, INC.

By: /S/ JEFF BATKA                                            By:  /S/ JON D. EHLINGER
Title:  Account Executive                                     Title:  Secretary

UGLY DUCKLING CORPORATION                                     UGLY DUCKLING CAR SALES NEW MEXICO, INC.

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title: Secretary                                              Title:  Secretary

UGLY DUCKLING CAR SALES AND                                   CHAMPION FINANCIAL SERVICES, INC.
FINANCE CORPORATION

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary

UGLY DUCKLING CAR SALES FLORIDA, INC.                         UGLY DUCKLING CREDIT CORPORATION

By: /S/ JON D. EHLINGER                                       By:   /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary

UGLY DUCKLING CAR SALES GEORGIA, INC.                         UGLY DUCKLING CAR SALES CALIFORNIA, INC.
By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title:  Secretary

CYGNET FINANCIAL CORPORATION                                  CYGNET DEALER FINANCE, INC.
By:  /S/ JON D. EHLINGER                                      By:  /S/ STEVEN P. JOHNSON
Title:  Secretary                                             Title: Secretary

CYGNET FINANCE ALABAMA, INC.                                  CYGNET SUPPORT SERVICES, INC.

By:  /S/ STEVEN P. JOHNSON                                    By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary

CYGNET FINANCIAL SERVICES, INC.                               CYGNET FINANCIAL PORTFOILIO, INC.

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title:  Secretary

UGLY DUCKLING PORTFOLIO                                       UGLY DUCKLING FINANCE CORPORATION
PARTNERSHIP, L.L.P.

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title:  Secretary

UGLY DUCKLING PORTFOLIO                                       CYGNET DEALER FINANCE FLORIDA,
CORPORATION                                                   INC.

By:  /S/ JON D. EHLINGER                                      By:  /S/ STEVEN P. JOHNSON
Title:  Secretary                                             Title:  Secretary

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